UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 10, 2025

Date of Report (Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K/A

Dated November 10, 2025

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Ball Corporation (“Ball”) filed with the Securities and Exchange Commission on November 10, 2025 (the “Initial Filing”) in which Ball reported the departure of Daniel W. Fisher, and provides information relating to the severance benefits provided to Mr. Fisher, the severance agreement reflecting said benefits and his departure from the Board of Directors.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Fisher and the Company are parties to a previously disclosed Severance Benefit Agreement which provides to Mr. Fisher severance benefits upon his departure. In addition to the benefits provided thereunder, Mr. Fisher’s outstanding 2023 and 2024 Long-Term Cash Incentive Compensation awards, the 2023 and 2024 performance-contingent restricted stock unit awards and the 2022 Deposit Share Program restricted stock unit awards will continue to vest on the existing schedule and applicable performance conditions, subject to a pro-rata reduction reflecting Mr. Fisher’s employment during the performance period.

A copy of the separation agreement and release between the Company and Mr. Fisher dated November 19, 2025 reflecting the severance benefits that he will receive, including the benefits described herein, is attached hereto as Exhibit 10.1. The above description of the material terms of the separation agreement and release does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

In addition, in connection with his departure from the Company, Mr. Fisher tendered his resignation from the Board of Directors on November 18, 2025.

This Amendment No. 1 does not amend any other items of the Initial Filing or purport to provide an update or a discussion of any developments at Ball or its subsidiaries subsequent to the Initial Filing and is being filed solely to provide the additional disclosures required by Items 5.02 and 9.01 of Form 8-K that were not previously filed with the Initial Filing. The information previously reported in or filed with the Initial Filing is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 10.1	Separation Agreement and Release, dated November 19, 2025, by and between Ball Corporation and Daniel W. Fisher
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Ball Corporation

Form 8-K/A

November 10, 2025

EXHIBIT INDEX

Description	Exhibit
Separation Agreement and Release, dated November 19, 2025, by and between Ball Corporation and Daniel W. Fisher	10.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Hannah Lim-Johnson
Hannah Lim-Johnson
Title: Senior Vice President and Chief Legal Officer

Date: November 21, 2025